UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 13, 2018

CRAWFORD & COMPANY

(Exact name of registrant as specified in its charter)

Georgia	1-10356	58-0506554
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS employer Identification No.)

5335 Triangle Parkway, Peachtree Corners, Georgia		30092
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (404) 300-1000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On March 13, 2018, Crawford & Company (the “Company”) and David Brocklehurst entered into a Stock Purchase and Sale Agreement (the “Stock Repurchase Agreement”). The Stock Repurchase Agreement is entered into pursuant to the Company’s board-authorized share repurchase program. The Stock Repurchase Agreement provides that the Company will repurchase 801,472 shares of the Company’s Class A Common Stock, par value $1.00 per share, from Mr. Brocklehurst at a price of $8.21 per share, for an aggregate purchase price of $6,580,085.12 (the “Purchase Price”).    The consummation of the stock repurchase contemplated by the Stock Repurchase Agreement is expected to occur on March 23, 2018, or on such other date as is mutually agreed to by the Company and Mr. Brocklehurst (the “Closing Date”). The Company has agreed to pay the Purchase Price in four equal installments of $1,645,021.28 with interest of 3.5% per annum paid upon the second, third and fourth installments. The installment payments will be made on the following dates and in the following amounts: (i) $1,645,021.28 on the Closing Date; (ii) $1,645,021.28, plus 3.5% interest per annum thereon from the Closing Date, on or before April 30, 2018; (iii) $1,645,021.28, plus 3.5% interest per annum thereon from the Closing Date, on or before July 31, 2018; and (iv) $1,645,021.28, plus 3.5% interest per annum thereon from the Closing Date, on or before October 31, 2018.

The foregoing description of the Stock Repurchase Agreement is qualified in its entirety by reference to the Stock Repurchase Agreement, a copy of which is filed as Exhibits 10.1 to this Report and is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation.

The information regarding the Stock Repurchase Agreement contained above under Item 1.01 is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is filed with this Report:

Exhibit No.	Description

10.1	Stock Purchase and Sale Agreement entered into as of March 13, 2018 by and between Crawford & Company and David Brocklehurst.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRAWFORD & COMPANY

By:	/s/ R. Eric Powers, III
Name: R. Eric Powers, III Title: Corporate Secretary

Date: March 13, 2018